UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center	18711
Wilkes-Barre, Pennsylvania (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

As previously disclosed, Southern Union Company (“the Company”), since 1993, has maintained executive offices in New York City for its Chairman and Vice Chairman, and for use by other Company executives, directors and representatives when conducting business there. Until October 1, 2004 the space the Company occupied was leased by Activated Communications, Inc. (“Activated”), an entity owned by Chairman Lindemann and members of his family. From 1993 until October of 2004, the Company reimbursed Activated in accordance with a cost sharing arrangement approved by disinterested directors in 1993 (the “Cost Sharing Arrangement”). The Company’s payments to Activated for the periods July through September 2004 and fiscal years ended June 30, 2004 and 2003 for reimbursement of lease related expenses were $245,766, $713,000 and $690,000, respectively, which were calculated pursuant to the Cost Sharing Arrangement. During fiscal year 2003, the Company renovated the office space and during the renovation period, the Company leased temporary space at a cost of $313,000 for shared use by Company personnel and representatives, and other non-Company personnel who maintain offices in the leased space, including director Adam Lindemann and persons employed by him or businesses he controls.

In 2004, the Audit Committee of the Company’s Board of Directors reevaluated the Cost Sharing Arrangement and determined that it is in the Company’s best interest to maintain a presence in New York City and to formalize the relationship between the Company and Activated. Based on such reevaluation, the Company agreed to assume the lease from Activated and to enter into a sublease arrangement with Activated. The sublease arrangement was memorialized in a sublease agreement (“Sublease”) that became effective on the later of October 1, 2005 or the date on which consent for the assignment of the lease to the Company was obtained from the owner. Consent of the owner of the building by and through its agent was obtained on March 11, 2005. Nevertheless, both Activated and Southern Union have operated as though the Sublease was in effect as of October 1, 2004. The Sublease requires payments in advance from Activated with the payment based on the direct space utilized by Activated and a portion of certain common area office space. Activated paid the Company $67,400 for lease related expenses incurred under the sublease, from October 1, 2004 through December 31, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
      (c) Exhibits

Exhibit No.              Exhibit

10.1	Sublease Agrement Between Southern Union Company, Subleassor and Activated Communications, Inc., Subleasee, effective March 11, 2005
10.2	Consent to Assignment and Assumption of Lease, dated as of March 11, 2005
10.3	Consent to Sublease, dated as of March 11, 2005

This release and other reports and statements issued or made from time to time contain certain forward-looking statements that are based on current expectations, estimates and projections about the industry in which the Company operates, management’s beliefs and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are outside the Company’s control. Therefore, actual results, performance and achievements may differ materially from what is expressed or forecasted in such forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to put undue reliance on such forward-looking statements. Stockholders may review the Company’s reports filed in the future with the Securities and Exchange Commission for more current descriptions of developments that could cause actual results to differ materially from such forward-looking statements.
Factors that could cause actual results to differ materially from those expressed in our forward-looking statements include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: March 17, 2005	By	/s/ DAVID J. KVAPIL
David J. Kvapil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.              Exhibit

10.1	Sublease Agrement Between Southern Union Company, Subleassor and Activated Communications, Inc., Subleasee, effective March 11, 2005
10.2	Consent to Assignment and Assumption of Lease, dated as of March 11, 2005
10.3	Consent to Sublease, dated as of March 11, 2005

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